UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 8, 2021

ZEUUS, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56297	37-1830331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9th Floor, West 27th Street, New York, NY 10001

(Address of Principal Executive Offices and zip code)

(855) 469-3887

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 8, 2021, the Board of Directors (the “Board”) of ZEUSS Inc. (the “Company”), by Written Consent of the Board of Directors, added two additional Board Positions, bringing the total members of the Board to three and accordingly elected two additional persons to the Board as Directors. Pursuant to the Consent, the Board appointed Mr. Tommy Dunehew and Mr. Khamis Buharoon Al Shamsi as Directors of the Company. Both Mr. Dunehew and Mr. Buharoon Al Shamsi are to receive compensation in the way of shares at $75,000 per annum for their services as Director.

On September 8, 2022, Mr. Khamis Buharoon Al Shamsi resigned from the Board of Directors, and on November 1, 2022, by Written Consent of the Board of Directors, was replaced by Mr. Meshal Al-Mulawa. Mr. Meshal Al-Mulawa is to receive compensation in the way of shares at $75,000 per annum for his services as Director.

In accordance with the Articles of Incorporation and Bylaws of the Company, Directors of the Company have no set term for their appointment and may serve as Director until their respective earlier death, resignation, or removal from office.

The foregoing summary of the material terms of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number	Description

10.1 10.2	Written Consent of the Board of Directors of ZEUUS Inc., September 8, 2021 Written Consent of the Board of Directors of ZEUUS Inc., November 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEUUS, Inc.

December 27, 2022	By:	/s/ Bassam A.I. Al-Mutawa
	Name:	Bassam A.I. Mutawa
President, Chief Executive Officer and Chief Financial Officer